J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Realty Income ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated February 21, 2023

to the current Summary Prospectus and Prospectus, as supplemented

Effective April 1, 2023 (the “Effective Date”), the Fund will change its primary benchmark from the Morgan Stanley Capital International (MSCI) US REIT Index to the FTSE NAREIT All Equity REITs Index. The Fund is making this change to more closely align its primary benchmark to the current real estate landscape. There will be no change in the Fund’s investment strategies as a result of the benchmark change.

On the Effective Date, the first and second paragraphs and the “Average Annual Total Returns” table under “The Fund’s Past Performance” section in the Fund’s Summary Prospectus and Prospectus are deleted in their entirety and replaced with the following:

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The Fund commenced operations after the assets of another investment company advised by the adviser, JPMorgan Realty Income Fund (the predecessor fund), were transferred to the Fund in a tax-free reorganization as of the close of business on May 20, 2022. The Fund has the same investment objective and substantially similar investment strategies as those of the predecessor fund.

The bar chart shows how the performance of the Fund’s Shares (represented by the performance of the predecessor fund’s Class R6 Shares) has varied from year to year for the past ten calendar years. The table shows the Fund’s average annual total returns (represented by the average annual total returns of the predecessor fund’s Class R6 Shares) for the past one year, five years and ten years. The table compares the Fund’s performance (represented by the performance of the predecessor fund’s Class R6 Shares) to the performance of the MSCI US REIT Index and the FTSE NAREIT All Equity REITs Index. Performance shown for the predecessor fund’s Class R6 Shares prior to their inception are based on the performance of the predecessor fund’s Class R5 Shares. The actual returns of the predecessor fund’s Class R6 Shares would have been different than those shown because the predecessor fund’s Class R6 Shares had different expenses than the predecessor fund’s Class R5 Shares. Performance for the Fund’s Shares has not been adjusted to reflect the Fund’s Shares’ lower expenses than those of the predecessor fund’s Class R6 Shares and Class R5 Shares. Had the predecessor fund been structured as an exchange-traded fund, its performance may have differed. Performance for the predecessor fund is based on the NAV per share of the predecessor fund shares rather than on market-determined prices. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).

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AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2021)

	Past 1 Year	Past 5 Years	Past 10 Years
SHARES
Return Before Taxes	40.85%	11.36%	11.05%
Return After Taxes on Distributions	36.97	9.53	9.10
Return After Taxes on Distributions and Sale of Fund Shares	24.84	8.29	8.16
MSCI US REIT INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	43.06	10.78	11.32
FTSE NAREIT ALL EQUITY REITS INDEX[1]
(Reflects No Deduction for Fees, Expenses, or Taxes)	39.88	12.06	12.03

1.

Effective April 1, 2023, the Fund’s primary benchmark changed from the MSCI US REIT Index to the FTSE NAREIT All Equity REITs Index to more closely align the Fund’s primary benchmark to the current real estate landscape.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

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